BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated April 17, 2020 to the Statement of Additional Information (“SAI”) of the Fund,

dated February 28, 2020, as amended or supplemented to date

Effective April 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The second paragraph is deleted in its entirety and replaced with the following:

Gordon Fraser and Kevin Jia are the portfolio managers of Emerging Markets Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed — Emerging Markets Fund” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gordon Fraser	1 $23.82 Million	8 $3.20 Billion	0 $0	0 $0	3 $987.55 Million	0 $0
Kevin Jia*	1 $825.4 Million	4 $1.47 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of March 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Messrs. Bristow, Williams, Fraser and Kuczma as of October 31, 2019 and the compensation of Mr. Jia as of March 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
James Bristow, CFA Gareth Williams, CFA	International Fund	70% MSACWLDNET / 30% LIBOR_3MO Index; BGO Opt Overwriting Strategy Composite Index V2; BGY Opt Overwriting Strategy Composite Index V2; MSCI ACWI Financials Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY; MSCI All Country World ex US — Net Return
Gordon Fraser Kevin Jia	Emerging Markets Fund	MSCI Emerging Markets ex Korea, ex Taiwan in GBP; MSCI Emerging Markets Index (Net); MSCI Emerging Markets, Net Returns, in GBP
Ed Kuczma	Latin America Fund	MSCI EM Latin America — Net Dividends; MSCI EM Latin America ex Select Security NET Index

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the sub-section entitled “Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mr. Jia is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of October 31, 2019, the end of each Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned
James Bristow, CFA	International Fund	$500,001-$1,000,000
Gareth Williams, CFA	International Fund	$100,001-$500,000
Gordon Fraser	Emerging Markets Fund	None
Kevin Jia*	Emerging Markets Fund	None
Ed Kuczma	Latin America Fund	None

*	Information provided is as of March 31, 2020.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

It should also be noted that Messrs. Bristow, Williams, Fraser , Kuczma and Jia may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Williams, Fraser, Kuczma and Jia may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EM-0420SUP